Exhibit 10.34(b)

AMENDMENT No. 2 TO LETTER OF AGREEMENT GPJ-004/96

AND AMENDMENT No. 1 TO LETTER OF AGREEMENT PCJ-004A/96

This Amendment dated as of July 24, 2000 relates to Letter of Agreement GPJ-004/96 dated August 5, 1996 and Letter of Agreement PCJ-004A/96 dated August 31, 1996 ("Amendment 2 and Amendment 1"), between EMBRAER - Empresa Brasileira de AeronAutica S.A. ("EMBRAER") and Continental Express, Inc. ("BUYER"), which concerns Purchase Agreement No. GPJ-003/96 (the "Purchase Agreement"), as amended from time to time (collectively referred to herein as the "Agreement"). This Amendment 2 and Amendment 1 is between EMBRAER and BUYER, collectively referred to herein as the "PARTIES".

This Amendment 2 and Amendment 1 sets forth the further agreements between EMBRAER and BUYER relative to the subject of the Agreement, and upon execution, this Amendment 2 and Amendment 1 shall apply to LR AIRCRAFT #51-#150, any EMB-145 aircraft which shall have an increased range capacity ("XR AIRCRAFT") and any [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] AIRCRAFT.

This Amendment 2 and Amendment 1 constitutes an amendment and modification of the Letter Agreement GPJ-004/96 and Letter Agreement PCJ-004A/96. All capitalized terms used in this Amendment 2 and Amendment 1 and not defined herein, shall have the meaning given in the Agreement, and in case of any conflict between this Amendment 2 and Amendment 1 and the Agreement, the terms of this Amendment 2 and Amendment 1 shall control.

WHEREAS, simultaneous with the signing and delivering of this Amendment 2 and Amendment 1, BUYER and EMBRAER are amending Purchase Agreement to (a) reduce the number of EMB-145 LR AND ER AIRCRAFT purchased thereunder to a combined total of 150 (already delivered and to be delivered and Firm ER and LR AIRCRAFT) and (b) to add 75 firm and 100 option XR AIRCRAFT.

WHEREAS, in connection with the amendment to the Purchase Agreement as described above, the PARTIES desire to modify several terms and conditions described in the Letter Agreement GPJ-004/96 (individually referred to as "Letter 004") and Letter Agreement PCJ-004A/96 (individually referred to as "Letter 004A") as follows:

NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, EMBRAER and BUYER hereby agree as follows:

  The text of Article 1 of Letter 004 is hereby deleted and replaced with the following:

  INTENTIONALLY DELETED

  The text of Article 2 of Letter 004 is hereby deleted and replaced with the following:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. The text of Article 5 of Letter 004 is hereby deleted and replaced with the following:

The term [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in line three of Article 13.h of the Purchase Agreement shall be deleted and replaced with the term [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the term "ER" shall be inserted between the terms "first" and " AIRCRAFT" on line four of Article 13.h of the Purchase Agreement. Furthermore the sentence "EMBRAER shall also provide [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], shall be added to Article 13.h of the Purchase Agreement after the word "EMBRAER" on line six of Article 13.h of the Purchase Agreement.

4. The following paragraph is inserted as a new Article 12 in Letter 004:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. The following paragraph is inserted as a new Article 13 in Letter 004:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. The following paragraph is inserted as a new Article 14 in Letter 004:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. The following paragraph is inserted as a new Article 15 in Letter 004:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. The following paragraph is inserted as a new Article 16 in Letter 004:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  The following paragraph is inserted as a new Article 17 in Letter 004:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10. The following paragraph is inserted as a new Article 18 in Letter 004:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    A new Article 19 shall be included in Letter 004 as follows:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12. A new Article 20 shall be included in Letter 004:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

13. All other terms and conditions of the Letter Agreement which are not specifically amended by this Amendment 2 and Amendment 1 shall remain in full force and effect without any change.

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment 2 and Amendment 1 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira CONTINENTAL EXPRESS, INC.

de Aeronautica S.A.

By : /s/ Horacio Aragones Forjaz By : /s/ Jim Ream

Name : Horacio Aragones Forjaz Name : Jim Ream

Title : Executive Vice President Planning Title : President

and Organizational Development

By : /s/ Carlos Rocha Villela

Name : Carlos Rocha Villela

Title : Executive Vice President

and General Counsel

Date: July 24, 2000 Date: July 21, 2000

Place : S. J. Campos - SP, Brazil Place : Houston, TX, USA

Witness: /s/ Jose Luis D. Molina Witness: /s/ Fred S. Cromer

Name : Jose Luis D. Molina Name : Fred Cromer